JPMORGAN TRUST I

J.P. Morgan Income Funds

JPMorgan Inflation Managed Bond Fund

JPMORGAN TRUST II

J.P. Morgan International Equity Funds

JPMorgan International Research Enhanced Equity Fund

J.P. Morgan U.S. Equity Funds

JPMorgan Market Expansion Enhanced Index Fund

UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

(All Share Classes)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 18, 2022

to the Current Summary Prospectuses, Prospectuses and Statements of Additional Information

At a meeting held on January 13, 2022, each of the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and Undiscovered Managers Funds (collectively, the “Board”) approved, on behalf of the applicable Fund(s) that it oversees, the Reorganization (as defined below) of each Fund into an exchange-traded fund (“ETF”), which will continue to be managed by J.P. Morgan Investment Management Inc. (“JPMIM”). The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined, with respect to each Reorganization, that participation in the Reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

Each Fund will be reorganized into an ETF through the reorganization of the Fund into a newly-created ETF (each, an “Acquiring Fund”), each of which is a series of J.P. Morgan Exchange-Traded Fund Trust. Each Fund and its corresponding Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Following the reorganizations, each Fund will be liquidated (each such reorganization and liquidation, a “Reorganization”). The table below sets forth each of the Acquiring Funds and the anticipated schedule for each Reorganization:

Fund	Acquiring Fund	Closing Date
JPMorgan Inflation Managed Bond Fund	JPMorgan Inflation Managed Bond ETF	April 8, 2022
JPMorgan Market Expansion Enhanced Index Fund	JPMorgan Market Expansion Enhanced Equity ETF	May 6, 2022
JPMorgan Realty Income Fund	JPMorgan Realty Income ETF	May 20, 2022
JPMorgan International Research Enhanced Equity Fund	JPMorgan International Research Enhanced Equity ETF	June 10, 2022

JPMIM believes that the Reorganizations will provide multiple benefits for investors of the Funds, including lower net expenses (for at least three years from the closing date of each Reorganization), additional trading flexibility, increased portfolio holdings transparency and enhanced tax efficiency.

Each Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (each, a “Plan”). Each Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of a Reorganization (except with respect to cash received, as explained elsewhere in this Supplement).

In connection with the Reorganizations, shareholders of each Fund will receive ETF shares of the corresponding Acquiring Fund equal in value to the number of shares of the Fund they own, including a cash payment in lieu of fractional shares of the corresponding Acquiring Fund, which cash payment may be taxable.

Importantly, in order to receive shares of an Acquiring Fund as part of a Reorganization, Fund shareholders must hold their shares of a Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund). If Fund shareholders do not hold their shares of a Fund through that type of brokerage account, they will not receive shares of an Acquiring Fund as part of a Reorganization. For Fund shareholders that do not currently hold their shares of a Fund through a brokerage account that can hold shares of an Acquiring Fund, please see the Q&A that follows for additional actions that such Fund shareholders must take to receive shares of an Acquiring Fund as part of a Reorganization. No further action is required for Fund shareholders that hold shares of a Fund through a brokerage account that can hold shares of an Acquiring Fund.

Completion of each Reorganization is subject to a number of conditions under the Plan, but shareholders of the Fund are not required to approve the Reorganization. Existing Fund shareholders will receive an information statement/prospectus describing in detail both the Reorganizations and the Acquiring Funds, and summarizing the Board’s considerations in approving the Reorganizations.

Now that the Reorganizations have been approved, the actions described in the Supplement dated November 23, 2021 (or, for certain share classes of the Funds, January 10, 2022) as being contingent upon Board approval are effective. These actions include limits on new purchases of certain Fund shares, the removal of sales charges on purchases of Fund shares and the removal of contingent deferred sales charges on redemptions of Fund shares. In addition, Distribution (Rule 12b-1) Fees on Fund shares are being waived.

In anticipation of each Reorganization, purchase orders, exchange orders, and redemption orders will only be accepted by the Funds until the dates indicated below:

Fund	Final Date to Purchase Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Fund Shares	Final Date to Redeem Fund Shares or Exchange Fund Shares for Shares of Another J.P. Morgan Mutual Fund
JPMorgan Inflation Managed Bond Fund	April 6, 2022	April 7, 2022
JPMorgan Market Expansion Enhanced Index Fund	May 4, 2022	May 5, 2022
JPMorgan Realty Income Fund	May 18, 2022	May 19, 2022
JPMorgan International Research Enhanced Equity Fund	June 8, 2022	June 9, 2022

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations in order to receive shares of an Acquiring Fund.

Q.    What types of shareholder accounts can receive shares of an Acquiring Fund as part of a Reorganization?

A.    If you hold your shares of a Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of an Acquiring Fund in a Reorganization. No further action is required.

Q.    What types of shareholder accounts cannot receive shares of an Acquiring Fund as part of a Reorganization?

A.    The following account types cannot hold shares of ETFs:

Fund Direct Accounts. If you hold your shares of a Fund in an account directly with the Fund at its transfer agent, DST Asset Manager Solutions, Inc. (a “fund direct account”), you should transfer your shares of the Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Reorganization. For this purpose, a fund direct account includes a fund direct individual retirement account (“IRA”). If you hold your shares of a Fund through a fund direct IRA and do not take action prior to the Reorganization, your Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value (“NAV”) of your Fund shares. You have a fund direct account if you receive quarterly account statements directly from the Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts. If you hold your shares of a Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of a Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or your financial intermediary may transfer your investment in a Fund to a different investment option prior to the Reorganization.

If you are unsure about the ability of your account to accept shares of an Acquiring Fund, please call 1-800-480-4111 or contact your financial advisor or other financial intermediary.

Q.    How do I transfer my Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A.    Transferring your shares from a fund direct account to a brokerage account that can accept shares of an Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Fund. Your broker will require your account number with the Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.    How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A.    The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.    What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganizations?

A.    In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of a Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the closing date of the Reorganization. If you do not hold your shares of a Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares. If you hold your shares of a Fund through a fund direct IRA and do not take action prior to the Reorganization, your Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Fund shares. Alternatively, if you hold your shares of a Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in a Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q.     What if I do not want to own shares of an Acquiring Fund?

A.    If you do not want to receive shares of an Acquiring Fund in connection with a Reorganization, you can exchange your Fund shares for shares of another J.P. Morgan mutual fund that is not participating in a Reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another J.P. Morgan mutual fund prior to each Reorganization is listed below:

Fund	Final Date to Redeem Fund Shares or Exchange Fund Shares for Shares of Another J.P. Morgan Mutual Fund
JPMorgan Inflation Managed Bond Fund	April 7, 2022
JPMorgan Market Expansion Enhanced Index Fund	May 5, 2022
JPMorgan Realty Income Fund	May 19, 2022
JPMorgan International Research Enhanced Equity Fund	June 9, 2022

These dates may change if the closing date of a Reorganization changes.

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In connection with the Reorganizations discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Predecessor Funds unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganizations. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE